UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513 )

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2012

Date of reporting period: October 17, 2011 (commencement of operations) to July 31, 2012.

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSDTX

Putnam Short Duration Income Fund

Annual report 7|31|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Duration
Income Fund

Annual report
7 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Federal tax information	48

About the Trustees	49

Officers	51

Consider these risks before investing: Putnam Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Additional risks are listed in the fund’s prospectus.

Message from the Trustees

Dear Fellow Shareholder:

High volatility continues to challenge stock and bond investors around the globe. Year-to-date through July 2012, markets have made major advances and suffered sharp declines. Investor confidence has accordingly waxed, waned, and rebounded with renewed strength. These fluctuations reflect fast-changing perceptions of global macroeconomic data and policymakers’ inability to decisively solve problems ranging from deep structural issues in Europe’s economy to China’s fluctuating growth rate and U.S. fiscal risks. Amid the uncertainties these challenges engender, taking the long view becomes all the more critical for investors, as does relying on the expertise of a financial advisor, who can help you maintain a balanced investment approach.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Short Duration Income Fund

A conservative approach to seeking income

Putnam Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not available from traditional money market funds. The managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

The fund's management team has an average of more than 20 years of experience.

Michael V. Salm *Investing since 1989*

Joanne M. Driscoll, CFA *Investing since 1992*

Kevin F. Murphy *Investing since 1988*

Raman Srivastava, CFA *Investing since 1997*

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A broader range of income opportunities

The fund can invest in a wider range of securities than is available to money market funds.

Sectors available for investment	Money market funds	Putnam Short Duration Income Fund
Yankee/Eurodollar bonds	✓	✓
Certificates of deposit, commercial paper, time deposits	✓	✓
ABCP	✓	✓
Repurchase agreements	✓	✓
Bankers' acceptances	✓	✓
U.S. government securities	✓	✓
Asset-backed securities		✓
Investment-grade corporates		✓
MBS		✓
CMBS		✓
Sovereign debt		✓
Derivatives		✓
Private placements and Rule 144A		✓

Investors should be aware of the differences between Putnam Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund's fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. The short-term performance of a relatively new fund is not necessarily indicative of its long-term prospects. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. See pages 5 and 10–11 for additional performance information. Performance of class A shares assumes reinvestment of distributions and does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. The fund had expense limitations during the period, without which returns would have been lower.

Interview with your fund’s portfolio managers

Putnam Short Duration Income Fund was launched in October 2011. How would you characterize the fund’s performance since then?

Michael: I am pleased to report that since inception the fund’s class A shares returned 0.53%. In general, we seek to position the fund to pursue a higher return than is typical in the money-market fund universe. We also seek to achieve those returns with less risk than is typical of funds in the short- and ultra-short-term bond space, but, of course, in up markets that generally means lower returns. The fund’s class A share net asset value [NAV] at inception was $10.00, and it has not dropped below that level. The class A NAV’s high during the reporting period was $10.02, so we have been satisfied with the level of stability we’ve been able to achieve thus far.

What was the investment environment like during the period?

Joanne: Uncertainty persisted during much of the period as the significant macroeconomic challenges facing the United States and Europe continued to weigh on investor confidence. In April and May, investors moved to a decidedly “risk-off” stance, and stock prices tumbled amid a large-scale flight to quality. U.S. Treasury rates declined steadily throughout the period, with the benchmark 10-year rate bottoming at 1.43% in late July.

This comparison shows your fund’s performance in the context of broad market indexes for the period 10/17/11 (commencement of operations) to 7/31/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on pages 14–15. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Against this backdrop, high-quality, short-term debt instruments such as those the fund invests in continued to see solid demand, which contributed to performance.

What are some of the key differences between Putnam Short Duration Income Fund and a traditional money market fund?

Michael: Money market funds are a highly regulated type of investment governed by the Securities and Exchange Commission’s Rule 2a-7 under the Investment Company Act of 1940. That rule dictates what types of securities a money market fund can invest in based on a number of criteria, including credit quality and maturity, among other factors. Rule 2a-7 has been used to regulate money market funds since the 1980s. Over the past few years, the rule has been revised to further restrict the characteristics of securities that are eligible for investment. For example, in 2010, the limit on the weighted average maturity of money market funds was decreased from 90 days to 60 days. Putnam Short Duration Income Fund is not governed by this rule and as a result, is able to invest in a broader range of sectors and securities that may offer greater income potential without, in our view, generating significantly more risk.

The other key difference is how the fund calculates its NAV, or share price. Most money market funds seek to offer a stable NAV of $1.00 per share that is designed to remain unchanged over time. While there is no guarantee that money market funds will achieve this goal, this stability is one of their key selling points. As I alluded to earlier, the fund offers a floating NAV based on the

Credit qualities are shown as a percentage of net assets as of 7/31/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

market value of the assets in the portfolio. While some fluctuation in NAV is to be expected, it is our goal to limit the volatility in the fund’s share price, and I am happy to report we have been relatively successful to date on this front.

How did you position the fund during the period?

Joanne: As Michael mentioned, we have greater flexibility in structuring the fund than is available to money market funds. One way we take advantage of this flexibility is by owning securities with somewhat longer maturities and other positions with marginally lower credit quality. For example, money market funds must own securities with a credit rating of “A” or higher, and cannot own debt with maturities longer than 13 months. By taking on slightly more risk in both maturity and credit quality, our belief is that the fund has the potential to outperform the cash markets while maintaining a low-volatility profile. And this was the case during the reporting period.

One way we mitigate the risks in the fund is by counterbalancing them. Specifically, the BBB-rated securities we own — which tend to offer higher yields because they represent greater credit risk — are generally

Allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

shorter-dated securities, so they entail relatively little interest-rate risk. Likewise, the higher-rated securities in the portfolio are typically longer dated. Moreover, one of the added benefits of holding highly rated securities with maturities of more than 13 months is that we often will see an increase in demand for these holdings as their final maturity date approaches and the securities become eligible for purchase by money market funds.

In terms of our tactical approach during the period, we shifted the fund to a somewhat more conservative stance in the spring, which helped returns as investors again shied away from risk. We maintained a low duration, which is a measure of the fund’s sensitivity to interest-rate changes. During the period, the fund’s duration ranged from about 0.33 to 0.50 years, shorter than the fund’s maximum allowable duration of 1.00. The vast majority of holdings were U.S. securities, but the fund held small allocations to the United Kingdom, Australia, and Canada, while generally avoiding eurozone countries, given the uncertainty and volatility in those markets.

In terms of sector positioning, nearly two thirds of the portfolio was invested in investment-grade corporate bonds at the end of July, and the majority of those holdings were financial companies, which generally tend to be among the larger and most common issuers in the short-term debt space in which the fund invests. The fund’s second-largest sector position was in commercial paper, which is unsecured corporate debt with a maturity of less than one year. In choosing securities, our analysts perform extensive bottom-up, fundamental research on the issuing companies. As a result, we have a high degree of conviction in the securities we own and in the companies’ ability to make timely interest and principal payments. That analysis paid off for shareholders during the period, as our corporate debt holdings performed in line with our expectations and contributed positively to fund performance.

What is your outlook for the remainder of 2012?

Michael: As I mentioned in the semiannual report six months ago, a significant amount of uncertainty continues to affect the market. In our opinion, the sovereign debt situation in Europe remains highly fluid, and the implications for the global financials sector and other economies are difficult to predict. While we are optimistic that U.S. economic data will continue to improve, volatility in both the stock and bond markets is likely to persist in the near term. Against that backdrop, we believe the fund’s conservative approach offers an attractive solution to investors seeking limited volatility.

Thank you, Michael and Joanne, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

In addition to Michael and Joanne, your fund’s portfolio managers are Kevin F. Murphy and Raman Srivastava, CFA.

IN THE NEWS

Speculation is high that additional monetary easing may soon be in the works. The U.S. Federal Reserve has engaged in unprecedented attempts to stimulate the economy since the onset of the global financial crisis, beginning with two rounds of bond buying called “quantitative easing.” Dubbed “QE1” and “QE2” in the press, these large-scale expansions of the Fed’s balance sheets were followed by a program called “Operation Twist,” by which the Fed sells short-term debt on its books and uses the proceeds to purchase longer-term Treasuries and mortgage-backed securities. The goal of these programs has been to inject liquidity into the markets and drive down interest rates. Some market watchers believe “QE3” may be around the corner, this time aimed specifically at reducing today’s already-low mortgage rates.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended July 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 7/31/12

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(7/2/12)	(10/17/11)

Life of fund	0.53%	0.20%	0.20%	0.49%	0.20%	0.67%	0.67%	0.67%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge or generally have a CDSC. Performance for Class R5 and class R6 shares (available to qualified employee-benefit plans only) prior to their inception is derived from the historical performance of class Y shares.

For a portion of the period, the fund had expense limitations, without which returns would have been lower.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Comparative index returns For the period ended 7/31/12

	BofA Merrill Lynch	Lipper Ultra-Short
	U.S. Treasury Bill Index	Obligation Funds*

Life of fund	0.06%	1.35%

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* For the life-of-fund period ended 7/31/12, there were 86 funds in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B, C, M, R, R5, R6, and Y shares would have been valued at $10,020, $10,020, $10,049, $10,020, $10,066, $10,066, and $10,067, respectively.

Fund price and distribution information For the period ended 7/31/12

Distributions	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Number	8	8	8	8	8	1	1	8

Income	$0.031	$0.008	$0.008	$0.028	$0.008	$0.004	$0.004	$0.038

Capital gains	—	—	—	—	—	—	—	—

Total	$0.031	$0.008	$0.008	$0.028	$0.008	$0.004	$0.004	$0.038

Share value at
net asset value

10/17/11*	$10.00	$10.00	$10.00	$10.00	$10.00	—	—	$10.00

7/2/12†	—	—	—	—	—	$10.02	$10.02	—

7/31/12	10.02	10.01	10.01	10.02	10.01	10.03	10.03	10.03

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

† Inception date of class R5 and R6 shares.

Fund performance as of most recent calendar quarter
Total return for period ended 6/30/12

	Class A	Class B	Class C	Class M	Class R	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)

Life of fund	0.40%	0.10%	0.10%	0.45%	0.10%	0.53%

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Estimated net expenses
for the fiscal year
ended 7/31/12*	0.40%	0.80%	0.80%	0.45%	0.80%	0.30%	0.30%	0.30%

Estimated total annual
operating expenses for the
fiscal year ended 7/31/12	1.18%	1.58%	1.58%	1.23%	1.58%	1.18%	1.11%	1.08%

Annualized expense ratio
for the six-month period
ended 7/31/12†	0.40%	0.80%	0.80%	0.45%	0.80%	0.30%	0.30%	0.30%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/13.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 7/31/12, may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2012, (or, in the case of class R5 and R6 shares, from July 3, 2012 (commencement of operations)) to July 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$1.99	$3.98	$3.98	$2.24	$3.98	$0.24‡	$0.24‡	$1.49

Ending value (after expenses)	$1,004.60	$1,001.80	$1,001.80	$1,004.30	$1,001.80	$1,001.30	$1,001.30	$1,005.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/12 (for class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 7/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from 2/1/12 to 7/31/12, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2012, use the following calculation method. To find the value of your investment on February 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment from 2/1/12 (or, in the case of class R5 and R6 shares, from 7/3/12 (commencement of operations)) to 7/31/12, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$2.01	$4.02	$4.02	$2.26	$4.02	$0.24‡	$0.24‡	$1.51

Ending value (after expenses)	$1,022.88	$1,020.89	$1,020.89	$1,022.63	$1,020.89	$1,003.72	$1,003.72	$1,023.37

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/12 (for class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 7/31/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from 2/1/12 to 7/31/12, they would have been higher.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class M shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to class M shares that were obtained either directly, or by exchanging shares from another Putnam fund that were originally purchased without a sales charge, from certain rollover accounts if redeemed within one year of purchase. Exchange of your fund’s class M shares into another Putnam fund may involve an initial sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330 You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2012, Putnam employees had approximately $332,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts generally have been in effect for two years — since January or, for a few funds, February 2010. For the majority of the open-end funds, the Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted. In the case of your fund, which is a new fund that did not commence operations until October 2011, the Trustees approved the new management contract in June 2011.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years (less for your fund, which only commenced operation in October 2011), and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2011. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses). In addition, Putnam Management agreed to waive fees (and, to the extent necessary, bear other expenses) to the extent that the expenses of your fund (exclusive of brokerage, interest, taxes, investment-related and extraordinary expenses, payments under the fund’s distribution plan and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) would exceed an annual rate of 0.30% of the fund’s average net assets through at least November 30, 2013. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods (in the case of your fund, which had only recently commenced operations, the Trustees considered its investment performance from the fund’s inception in October 2011 through December 2011) and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the total return of your fund, and your fund’s performance relative to its internal benchmark, for the period measuring from its inception on October 17, 2011 through December 31, 2011. Putnam Short Duration Income Fund’s class A shares’ return net of fees and expenses was positive and approximated the benchmark return over the life-of-funds period ended December 31, 2011. Because your fund had been operational for less than one year, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and
Shareholders of Putnam Short Duration Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Short Duration Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of July 31, 2012, and the related statement of operations for the period from October 17, 2011 (date of operations commencement) to July 31, 2012, the statements of changes in net assets for the period from October 17, 2011 (date of operations commencement) to July 31, 2012, the financial highlights for share classes A, B, C, M, R, and Y for the period from October 17, 2011 (date of operations commencement) to July 31, 2012, and the financial highlights for share classes R5 and R6 for the period from July 3, 2012 (date of operations commencement) to July 31, 2012. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Short Duration Income Fund as of July 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 19, 2012

The fund’s portfolio 7/31/12

CORPORATE BONDS AND NOTES (65.2%)*	Principal amount	Value

Banking (21.1%)
American Express Bank FSB sr. unsec. notes 5 1/2s, 2013	$295,000	$304,320

American Express Centurion Bank sr. unsec. unsub.
notes 5.55s, 2012	200,000	205,472

Australia & New Zealand Banking Group, Ltd. 144A sr. unsec.
notes 2.4s, 2013 (Australia)	1,505,000	1,516,153

Australia & New Zealand Banking Group, Ltd. 144A sr. unsec.
unsub notes FRN 1.198s, 2014 (Australia)	150,000	150,529

Bank of America Corp. sr. unsec. notes 4.9s, 2013	286,000	291,652

Bank of America Corp. sr. unsec. notes 4 7/8s, 2013	300,000	304,152

Bank of America Corp. sr. unsec. unsub. notes FRN
0.968s, 2012	800,000	799,972

Bank of Montreal sr. unsec. unsub notes FRN 0.917s,
2014 (Canada)	180,000	180,564

Bank of New York Mellon Corp. (The) sr. unsec. unsub
notes 4.95s, 2012	700,000	707,822

Bank of New York Mellon Corp. (The) sr. unsec. unsub
notes FRN 0.717s, 2014	700,000	699,752

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. notes FRN 0.725s, 2014	240,000	240,135

Bank of Tokyo-Mitsubishi UFJ, Ltd. 144A sr. unsec.
notes 2.6s, 2013 (Japan)	400,000	405,135

Bank of Tokyo-Mitsubishi UFJ, Ltd. 144A sr. unsec.
notes 1.6s, 2013 (Japan)	500,000	502,625

Bank One Corp. unsec. sub. notes 5 1/4s, 2013	300,000	311,998

Barclays Bank PLC sr. unsec. unsub notes FRN 1.496s, 2014
(United Kingdom)	315,000	314,550

Barclays Bank PLC sr. unsec. unsub. 2 3/8s, 2014 (United Kingdom)	300,000	300,591

Barclays Bank PLC sr. unsec. unsub. notes 5.45s, 2012 (United Kingdom)	100,000	100,490

Barclays Bank PLC sr. unsec. unsub. notes 2 1/2s, 2013
(United Kingdom)	1,000,000	1,006,772

BB&T Corp. sr. unsec. notes 5.7s, 2014	150,000	162,265

BB&T Corp. unsec. sub. notes 4 3/4s, 2012	1,000,000	1,006,721

Capital One Financial Corp. sr. unsec. unsub notes 6 1/4s, 2013	250,000	265,095

Citigroup, Inc. sr. unsec. notes FRN 2.467s, 2013	600,000	602,856

Citigroup, Inc. sr. unsec. notes FRN 1.906s, 2014	300,000	298,522

Citigroup, Inc. sr. unsec. unsub notes FRN 0.746s, 2014	700,000	679,389

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)	160,000	167,097

Commonwealth Bank of Australia 144A sr. unsec. notes FRN
1.198s, 2014 (Australia)	800,000	800,919

Commonwealth Bank of Australia 144A sr. unsec. notes FRN
1.018s, 2013 (Australia)	160,000	160,462

Fifth Third Bancorp sr. unsec. notes 6 1/4s, 2013	1,050,000	1,091,228

Fifth Third Bank/Ohio sr. unsec. notes FRN 0.576s, 2013	750,000	746,538

HSBC Bank PLC 144A FRN 0.916s, 2012 (United Kingdom)	200,000	200,067

HSBC Bank PLC 144A sr. unsec. notes 1 5/8s, 2013
(United Kingdom)	200,000	201,381

CORPORATE BONDS AND NOTES (65.2%)* cont.	Principal amount	Value

Banking cont.
HSBC Bank PLC 144A sr. unsec. sub. notes FRN 1.255s, 2014
(United Kingdom)	$750,000	$751,149

HSBC Finance Corp. sr. unsec. notes FRN 0.818s, 2012	225,000	224,989

HSBC Holdings PLC unsec. sub. notes 5 1/4s, 2012
(United Kingdom)	500,000	507,812

ING Bank NV 144A sr. unsec. notes FRN 1.518s,
2013 (Netherlands)	600,000	600,093

JPMorgan Chase & Co. sr. unsec. notes FRN 1.518s, 2015	500,000	498,767

JPMorgan Chase & Co. unsec. sub. notes 5 3/4s, 2013	200,000	203,925

JPMorgan Chase & Co. unsec. sub. notes 5 1/8s, 2014	300,000	320,936

KeyCorp sr. unsec. unsub notes Ser. MTN, 6 1/2s, 2013	1,175,000	1,225,492

Marshall & Ilsley Bank sr. unsec. sub. notes 5 1/4s, 2012	205,000	205,851

National Australia Bank, Ltd. 144A notes FRN 1.166s,
2013 (Australia)	520,000	521,354

National Australia Bank, Ltd. 144A sr. unsec. notes 1.7s,
2013 (Australia)	100,000	100,653

National Australia Bank, Ltd. 144A sr. unsec. unsub
notes FRN 1.398s, 2014 (Australia)	520,000	521,389

National Australia Bank, Ltd./New York sr. unsec.
notes 1.6s, 2015 (Australia)	250,000	249,840

National City Bank unsec. sub. bonds 4 5/8s, 2013	732,000	752,206

Nordea Bank AB 144A sr. unsec. notes FRN 1.355s, 2014 (Sweden)	1,000,000	1,001,172

Nordea Bank AB 144A sr. unsec. unsub. notes 1 3/4s,
2013 (Sweden)	196,000	196,457

Northern Trust Corp. sr. unsec. unsub notes 4 5/8s, 2014	438,000	466,263

Rabobank Nederland sr. unsec. unsub. notes 3s,
2012 (Netherlands)	345,000	348,536

Royal Bank of Canada sr. unsec. notes FRN 1.147s,
2014 (Canada)	900,000	907,205

Royal Bank of Canada sr. unsec. unsub. notes FRN Ser. MTN1,
0.755s, 2014 (Canada)	570,000	571,082

Royal Bank of Scotland PLC (The) company
guaranty sr. unsec. unsub. notes Ser. 2, 3.4s, 2013
(United Kingdom)	850,000	858,280

Royal Bank of Scotland PLC (The) company
guaranty sr. unsec. unsub. notes FRN 2.887s, 2013 (United Kingdom)	810,000	810,870

Scotland International Finance No2 BV 144A bank
guaranty unsec. sub. notes 4 1/4s, 2013 (Netherlands)	1,435,000	1,437,122

Standard Chartered PLC 144A sr. unsec. notes FRN 1.417s,
2014 (United Kingdom)	1,150,000	1,149,735

State Street Corp. sr. unsec. unsub. notes FRN 0.818s, 2014	795,000	797,528

Sumitomo Mitsui Banking Corp. sr. unsec. notes 1.35s,
2015 (Japan)	1,000,000	999,822

Svenska Handelsbanken AB 144A sr. unsec.
unsub. notes 4 7/8s, 2014 (Sweden)	455,000	483,040

Svenska Handelsbanken AB 144A sr. unsec. unsub. notes FRN
1.468s, 2012 (Sweden)	355,000	356,140

Swetbank Hypotek AB 144A bank guaranty unsub. notes 0.911s,
2014 (Sweden)	1,110,000	1,108,252

CORPORATE BONDS AND NOTES (65.2%)* cont.	Principal amount	Value

Banking cont.
Toronto-Dominion Bank sr. unsec. unsub. notes FRN 0.755s,
2014 (Canada)	$1,295,000	$1,299,557

UBS AG/Jersey Branch 144A bank guaranty sr. notes 1 7/8s,
2015 (United Kingdom)	640,000	644,356

UBS AG/Stamford CT sr. unsec. notes FRN 0.868s, 2012	300,000	300,011

UFJ Finance Aruba AEC bank guaranty sub. notes 6 3/4s,
2013 (Japan)	250,000	261,577

US Bank NA unsec. sub. notes 4.95s, 2014	350,000	378,576

US Bank NA unsec. sub. notes FRN 0.735s, 2014	1,350,000	1,341,300

US Bank National Association unsec. sub. notes 6.3s, 2014	148,000	159,583

Wachovia Bank NA sr. unsec. sub. notes FRN Ser. BKNT,
0.917s, 2014	852,000	833,556

Wells Fargo & Co. sr. notes FRN 1.381s, 2015	1,000,000	1,001,395

Westpac Banking Corp. sr. unsec. unsub. bonds 2 1/4s,
2012 (Australia)	90,000	91,028

Westpac Banking Corp. 144A sr. unsec. notes FRN 1.191s,
2014 (Australia)	1,500,000	1,501,850

		40,713,973
Basic materials (2.2%)
Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015	895,000	938,824

ArcelorMittal sr. unsec. unsub. notes 5 3/8s, 2013 (France)	471,000	484,292

BHP Billiton Finance USA, Ltd. company guaranty sr. unsec.
notes FRN 0.737s, 2014 (Australia)	1,117,000	1,119,547

Dow Chemical Co. (The) sr. unsec. notes 6s, 2012	1,124,000	1,137,320

E.I. du Pont de Nemours & Co. sr. unsec. notes 4 3/4s, 2012	250,000	256,322

E.I. du Pont de Nemours & Co. sr. unsec. notes FRN 0.888s, 2014	315,000	317,396

		4,253,701
Capital goods (3.6%)
Boeing Co. (The) sr. unsec. unsub. notes 5 1/8s, 2013	494,000	506,162

Caterpillar Financial Services Corp. sr. unsec. notes FRN
0.768s, 2013	350,000	351,426

Caterpillar Financial Services Corp. sr. unsec. notes FRN
0.751s, 2014	1,290,000	1,295,658

Caterpillar Financial Services Corp. sr. unsec. unsub.
notes Ser. MTN, 4.9s, 2013	152,000	158,581

John Deere Capital Corp. sr. unsec. notes FRN 0.699s, 2014	1,000,000	1,000,000

John Deere Capital Corp. sr. unsec. unsub. notes FRN
0.861s, 2013	564,000	566,511

Staples, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2012	1,249,000	1,262,876

United Technologies Corp. sr. unsec. unsub. notes FRN
0.737s, 2013	1,700,000	1,702,406

		6,843,620
Communication services (2.0%)
British Telecommunications PLC sr. unsec. unsub. notes FRN
1.593s, 2013 (United Kingdom)	500,000	500,000

Cellco Partnership/Verizon Wireless Capital, LLC sr. unsec.
unsub. notes 7 3/8s, 2013	1,400,000	1,515,564

Verizon Communications, Inc. sr. unsec. notes 5 1/4s, 2013	579,000	597,747

CORPORATE BONDS AND NOTES (65.2%)* cont.	Principal amount	Value

Communication services cont.
Verizon New England, Inc. sr. unsec. debs. Ser. C, 4 3/4s, 2013	$300,000	$315,324

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	880,000	901,620

		3,830,255
Consumer cyclicals (5.0%)
Daimler Finance North America, LLC 144A company
guaranty sr. unsec. notes FRN 1.668s, 2013	836,000	841,224

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 8.7s, 2014	500,000	567,978

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5 7/8s, 2013	1,365,000	1,395,447

Marriott International, Inc. sr. unsec. notes 5 5/8s, 2013	343,000	351,512

Starwood Hotels & Resorts Worldwide, Inc. sr. unsec. unsub
notes 7 7/8s, 2014	1,000,000	1,137,958

Target Corp. sr. unsec. notes FRN 0 5/8s, 2014	791,000	793,406

Target Corp. sr. unsec. notes FRN 0.499s, 2013	300,000	300,359

Toyota Motor Credit Corp. sr. unsec. unsub notes 0 7/8s, 2015	1,000,000	999,476

Toyota Motor Credit Corp. sr. unsec. unsub. notes FRN
Ser. MTN, 0.667s, 2013	300,000	300,752

Volkswagen International Finance NV 144A company
guaranty sr. unsec. notes FRB 1.068s, 2013 (Germany)	600,000	600,401

Volkswagen International Finance NV 144A company
guaranty sr. unsec. notes FRN 1.218s, 2014 (Germany)	405,000	405,352

Volkswagen International Finance NV 144A company
guaranty sr. unsec. unsub. notes 1 7/8s, 2014 (Germany)	300,000	304,149

Volkswagen International Finance NV 144A company
guaranty sr. unsec. unsub. notes 1 5/8s, 2013 (Germany)	260,000	261,660

Walt Disney Co. (The) sr. unsec. unsub notes 4 1/2s, 2013	1,299,000	1,368,569

		9,628,243
Consumer finance (2.1%)
American Express Co. sr. unsec. notes 4 7/8s, 2013	497,000	514,736

American Express Credit Corp. sr. unsec. notes FRN
1.947s, 2013	100,000	101,264

American Express Credit Corp. sr. unsec. sub. notes FRN
1.568s, 2015	600,000	600,000

American Honda Finance Corp. 144A sr. unsec. notes FRN
Ser. MTN, 0.836s, 2012	900,000	901,070

American Honda Finance Corp. 144A unsec. bonds 0.916s, 2014	400,000	400,000

Capital One Bank sr. unsec. sub. notes 6 1/2s, 2013	1,510,000	1,574,406

		4,091,476
Consumer staples (5.8%)
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. notes FRN 0.815s, 2014	1,290,000	1,296,803

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 3s, 2012	330,000	334,237

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes FRN 0.998s, 2014	203,000	203,986

Cargill, Inc. 144A sr. unsec. notes 5.6s, 2012	625,000	628,954

Cargill, Inc. 144A sr. unsec. notes 4 3/8s, 2013	125,000	128,572

Coca-Cola Co. (The) sr. unsec. unsub. notes FRN 0.418s, 2014	300,000	300,000

Coca-Cola Refreshments USA, Inc. sr. unsec.
unsub. notes 5s, 2013	125,000	130,780

CORPORATE BONDS AND NOTES (65.2%)* cont.	Principal amount	Value

Consumer staples cont.
Delhaize Group company guaranty sr. unsec.
unsub. bonds 5 7/8s, 2014 (Belgium)	$900,000	$946,966

Diageo Capital PLC company guaranty sr. unsec.
unsub. notes 5.2s, 2013 (United Kingdom)	405,000	414,308

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	875,000	914,005

Kraft Foods, Inc. sr. unsec. notes 2 5/8s, 2013	400,000	405,294

Kraft Foods, Inc. sr. unsec. unsub. notes FRN 1.333s, 2013	1,195,000	1,200,045

Kroger Co. (The) company guaranty sr. unsec. notes 5s, 2013	1,300,000	1,338,905

McDonald’s Corp. sr. unsec. notes Ser. MTN, 0 3/4s, 2015	700,000	698,188

PepsiAmericas, Inc. company guaranty sr. unsec
unsub. notes 4 3/8s, 2014	748,000	790,514

PepsiCo, Inc. sr. unsec. notes 4.65s, 2013	591,000	604,059

Yale University sr. unsec. unsub notes Ser. MTN, 2.9s, 2014	760,000	798,192

		11,133,808
Energy (1.8%)
EnCana Corp. sr. unsec. unsub. notes 4 3/4s, 2013 (Canada)	1,575,000	1,639,559

Motiva Enterprises, LLC 144A sr. unsec. unsub. notes 5.2s, 2012	325,000	329,710

Petro-Canada, Ltd. sr. unsec. unsub. notes 4s, 2013 (Canada)	238,000	245,059

Statoil ASA 144A company guaranty sr. unsec
unsub. notes 5 1/8s, 2014 (Norway)	550,000	591,717

Total Capital Canada Ltd. company guaranty sr. unsec.
unsub. notes FRN 0.557s, 2013 (Canada)	707,000	707,391

		3,513,436
Financial (1.9%)
GATX Corp. notes 4 3/4s, 2012	289,000	290,886

General Electric Capital Corp. sr. unsec. notes FRN 1.298s, 2013	500,000	499,952

General Electric Capital Corp. sr. unsec. unsub notes FRN
1.491s, 2015	500,000	500,000

General Electric Capital Corp. sr. unsec. unsub. notes FRN
0.468s, 2013	100,000	98,991

General Electric Capital Corp. sr. unsec. unsub. notes FRN
Ser. MTN, 1.09s, 2014	598,000	597,605

Westfield Group 144A company guaranty sr. unsec.
unsub. notes 5.4s, 2012	1,626,000	1,638,165

		3,625,599
Health care (0.7%)
GlaxoSmith Kline Capital, Inc. company guaranty sr. unsec.
unsub. bonds 0 3/4s, 2015 (United Kingdom)	400,000	399,062

GlaxoSmith Kline Capital, Inc. company guaranty sr. unsec.
unsub. notes 4.85s, 2013	923,000	954,448

		1,353,510
Insurance (5.6%)
Allstate Life Global Funding Trusts notes Ser. MTN, 5 3/8s, 2013	1,029,000	1,069,301

Jackson National Life Global Funding, Co. 144A
sr. unsub. notes 5 3/8s, 2013	1,000,000	1,035,182

Lincoln National Corp. sr. unsec. unsub. notes 5.65s, 2012	1,000,000	1,003,394

Mass Mutual Global Funding II 144A sr. notes FRN 0.627s, 2013	180,000	179,293

Mass Mutual Global Funding II 144A sr. unsub. notes FRN
0.835s, 2014	148,000	148,389

MetLife Global Funding I 144A sr. unsec. notes 2 7/8s, 2012	185,000	186,845

MetLife Institutional Funding II 144A notes FRN 1.361s, 2014	500,000	501,776

CORPORATE BONDS AND NOTES (65.2%)* cont.	Principal amount	Value

Insurance cont.
Metropolitan Life Global Funding I 144A notes FRN 1.208s, 2014	$375,000	$375,855

Metropolitan Life Global Funding I 144A unsec. notes FRN
0.868s, 2013	500,000	500,000

Monumental Global Funding II 144A sr. unsub. notes FRN
0.621s, 2013	400,000	397,782

Monumental Global Funding, Ltd. 144A
sr. unsub. notes 5 1/2s, 2013	850,000	879,345

Monumental Global Funding, Ltd. 144A
sr. unsub. notes 5 1/4s, 2014	385,000	404,842

New York 144A sr. notes 4.65s, 2013	650,000	670,442

New York Life Global Funding 144A notes FRN 0.721s, 2014	500,000	500,331

New York Life Global Funding 144A unsec. notes FRN
0.491s, 2012	300,000	300,073

Pricoa Global Funding I 144A sr. notes FRN 0.661s, 2013	795,000	792,262

Principal Life Global Funding II 144A company
guaranty sr. notes FRN 1.08s, 2014	500,000	500,000

Principal Life Income Funding Trusts company
guaranty sr. notes Ser. MTN, 5.3s, 2013	350,000	361,517

Prudential Financial, Inc. sr. unsec. unsub notes Ser. MTN, 5.15s, 2013	470,000	478,904

Prudential Financial, Inc. sr. unsec. unsub notes Ser. MTN, 3 5/8s, 2012	500,000	501,736

		10,787,269
Investment banking/Brokerage (0.7%)
Credit Suisse First Boston USA, Inc. bank
guaranty sr. unsec. unsub. notes 5 1/2s, 2013	100,000	105,121

Credit Suisse Guernsey bank guaranty sr. unsec.
unsub. notes FRN 0.708s, 2013	440,000	438,762

Credit Suisse Guernsey, Ltd. 144A bank
guaranty sr. notes 1 5/8s, 2015 (United Kingdom)	500,000	503,058

TD Ameritrade Holding Corp. company guaranty sr. unsec.
unsub. notes 2.95s, 2012	350,000	355,373

		1,402,314
Miscellaneous (0.1%)
SSIF Nevada LP 144A bank guaranty sr. unsec.
unsub. notes FRN 1.155s, 2014	270,000	268,736

		268,736
Real estate (6.8%)
AvalonBay Communities, Inc. sr. unsec. unsub. notes
6 1/8s, 2012	1,250,000	1,266,703

Boston Properties, LP sr. unsec. notes 6 1/4s, 2013 R	526,000	545,156

Boston Properties, LP sr. unsec. unsub. notes 5 5/8s, 2015 R	225,000	249,703

Camden Property Trust sr. unsec. unsub. notes 5 7/8s, 2012 R	1,500,000	1,524,132

Duke Realty Corp. sr. unsec. unsub notes 5 7/8s, 2012 R	1,000,000	1,001,957

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	291,000	300,117

ERP Operating LP sr. unsec. notes 5 1/2s, 2012 R	1,150,000	1,159,077

ERP Operating LP sr. unsec. notes 5.2s, 2013 R	750,000	769,728

HCP, Inc. sr. unsec. notes Ser. MTN, 5 5/8s, 2013 R	150,000	153,764

HCP, Inc. sr. unsec. unsub notes 2.7s, 2014 R	1,246,000	1,263,992

Hospitality Properties Trust sr. unsec. notes 7 7/8s, 2014 R	656,000	710,069

Hospitality Properties Trust sr. unsec. notes 6 3/4s, 2013 R	600,000	607,230

Post Apartment Homes LP sr. unsec. unsub. notes 6.3s, 2013	500,000	518,316

CORPORATE BONDS AND NOTES (65.2%)* cont.	Principal amount	Value

Real estate cont.
ProLogis LP company guaranty sr. unsec. notes 5 1/2s, 2013	$400,000	$410,000

Realty Income Corp. sr. unsec. notes 5 3/8s, 2013 R	500,000	510,261

Shurgard Storage Centers, Inc. sr. unsec. notes 5 7/8s, 2013 R	300,000	309,072

Simon Property Group LP sr. unsec. notes 6 3/4s, 2014 R	397,000	432,633

Simon Property Group LP sr. unsec. unsub. notes 5 5/8s, 2014 R	500,000	541,888

Simon Property Group LP sr. unsec. unsub. notes 4.2s, 2015 R	819,000	865,489

		13,139,287
Technology (2.0%)
Hewlett-Packard Co. sr. unsec. notes FRN 2.95s, 2012	200,000	200,178

Hewlett-Packard Co. sr. unsec. unsub. notes 0.593s, 2012	1,535,000	1,535,011

IBM Corp. sr. unsec. unsub. notes 6 1/2s, 2013	835,000	894,444

IBM Corp. sr. unsec. unsub. notes 1s, 2013	500,000	502,501

Western Union Co. (The) sr. unsec. unsub. notes FRN
1.048s, 2013	635,000	637,492

		3,769,626
Utilities and power (3.8%)
CenterPoint Energy Resources Corp. sr. unsec.
unsub. notes 7 7/8s, 2013	390,000	407,787

Cleveland Electric Illuminating Co. (The) sr. unsec.
notes 5.65s, 2013	208,000	220,798

DTE Energy Co. sr. unsec. unsub notes 7 5/8s, 2014	1,201,000	1,337,827

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 5.9s, 2013	1,000,000	1,035,961

Georgia Power Co. sr. unsec. unsub notes FRN 0.725s, 2013	400,000	400,086

Georgia Power Co. sr. unsec. unsub. notes FRN 0.788s, 2013	205,000	205,174

Great Plains Energy, Inc. sr. unsec. unsub notes 2 3/4s, 2013	450,000	456,512

Kinder Morgan Energy Partners LP sr. unsec. notes 5 1/8s, 2014	250,000	271,679

MidAmerican Energy Holdings Co. sr. unsec. notes 5 7/8s, 2012	750,000	756,616

Northern States Power Co. sr. notes 8s, 2012	287,000	288,478

Pacific Gas & Electric Co. sr. unsec. unsub. notes FRN
0.917s, 2012	345,000	345,419

PSI Energy, Inc. sr. unsec. notes 5s, 2013	400,000	418,594

Public Service Co. of Colorado sr. bonds 7 7/8s, 2012	426,000	431,186

Southern Co. (The) sr. unsec. unsub notes 4.15s, 2014	115,000	121,640

Westar Energy, Inc. bonds 6s, 2014	500,000	546,128

		7,243,885

Total corporate bonds and notes (cost $125,537,205)		$125,598,738

COMMERCIAL PAPER (22.4%)*		Maturity	Principal
	Yield (%)	date	amount	Value

Abbey National North America, LLC	0.651	8/21/12	$720,000	$719,740

ABN AMRO Group NV (Netherlands)	0.461	8/29/12	1,000,000	999,642

Arrow Electronics, Inc. 144A	0.800	8/10/12	500,000	499,900

Arrow Electronics, Inc. 144A	0.851	8/20/12	1,000,000	999,551

Avon Capital Corp.	0.921	8/15/12	1,000,000	999,642

Avon Capital Corp.	0.901	8/3/12	600,000	599,970

AXA Financial, Inc. 144A	0.712	8/16/12	350,000	349,896

Bacardi Corp. 144A	0.450	8/15/12	700,000	699,878

Bacardi Corp. 144A	0.440	8/1/12	600,000	600,000

COMMERCIAL PAPER (22.4%)* cont.		Maturity	Principal
	Yield (%)	date	amount	Value

BMW U.S. Capital, LLC	0.453	7/23/13	$1,000,000	$1,000,000

BP Capital Markets PLC (United Kingdom)	0.632	1/3/13	800,000	797,830

BP Capital Markets PLC (United Kingdom)	0.531	8/7/12	330,000	329,728

British Telecommunications PLC (United Kingdom)	1.107	10/29/12	325,000	324,116

British Telecommunications PLC (United Kingdom)	1.542	5/14/13	800,000	790,348

COFCO Capital Corp.	0.400	8/16/12	1,000,000	999,833

Daimler Finance North America, LLC	0.956	2/7/13	400,000	397,994

Daimler Finance North America, LLC	0.571	10/16/12	500,000	499,398

Danske Corp. (Denmark)	0.510	8/20/12	500,000	499,865

Danske Corp. (Denmark)	0.519	8/6/12	1,100,000	1,099,921

Devon Energy Corp.	0.380	8/10/12	1,500,000	1,499,858

DnB Bank ASA (Norway)	0.360	8/30/12	350,000	349,899

DnB Bank ASA (Norway)	0.300	8/21/12	400,000	399,933

DTE Energy Co. 144A	0.410	8/7/12	703,000	702,952

Duke Energy Corp. 144A	0.541	10/3/12	1,000,000	999,055

Duke Energy Corp. 144A	0.430	8/1/12	400,000	400,000

Ford Motor Credit Co., LLC	1.307	11/16/12	500,000	498,068

Ford Motor Credit Co., LLC	1.182	8/24/12	500,000	499,623

Ford Motor Credit Co., LLC	1.132	8/15/12	226,000	225,901

ING America Insurance Holding, Inc.	0.951	8/20/12	400,000	399,799

ING America Insurance Holding, Inc.	0.900	8/2/12	750,000	749,981

Macquarie Bank, Ltd. 144A (Australia)	0.631	8/1/12	600,000	600,000

Macquarie Bank, Ltd. 144A (Australia)	0.651	9/4/12	900,000	899,448

Marriot International, Inc./DE	0.420	8/7/12	500,000	499,965

Mizuho Funding, LLC	0.501	8/23/12	300,000	299,908

Nationwide Building Society (United Kingdom)	0.551	10/22/12	350,000	349,562

Nationwide Building Society (United Kingdom)	0.551	8/29/12	1,000,000	999,572

Nissan Motor Acceptance Corp.	0.430	8/6/12	1,250,000	1,249,925

Northeast Utilities 144A	0.440	8/7/12	500,000	499,963

PB Finance (Delaware), Inc.	0.751	9/19/12	500,000	499,490

PB Finance (Delaware), Inc.	0.881	8/23/12	350,000	349,812

PB Finance (Delaware), Inc.	0.650	8/15/12	950,000	949,760

Prudential PLC (United Kingdom)	0.702	11/15/12	600,000	598,763

Safeway, Inc.	0.851	8/28/12	1,500,000	1,499,044

Skandinaviska Enskilda Banken AB (Sweden)	0.510	8/9/12	450,000	450,000

Skandinaviska Enskilda Banken AB (Sweden)	0.481	10/25/12	1,000,000	998,867

Suncorp Group, Ltd. (Australia)	0.470	9/12/12	400,000	399,781

Suncorp Group, Ltd. (Australia)	0.450	8/16/12	1,000,000	999,813

Swedbank (Sweden)	0.521	9/25/12	400,000	399,682

TransCanada Pipelines, Ltd. (Canada)	0.450	8/16/12	800,000	799,850

TransCanada Pipelines, Ltd. (Canada)	0.450	8/8/12	1,000,000	999,913

Tyco International Finance SA (Luxembourg)	0.410	8/15/12	1,500,000	1,499,761

Virginia Electric Power	0.420	8/14/12	1,200,000	1,199,818

Vodafone Group PLC (United Kingdom)	1.026	2/15/13	400,000	397,756

Vodafone Group PLC (United Kingdom)	0.981	12/20/12	1,100,000	1,095,797

COMMERCIAL PAPER (22.4%)* cont.		Maturity	Principal
	Yield (%)	date	amount	Value

Volvo Treasury AB (Sweden)	0.651	10/26/12	$400,000	$399,379

Volvo Treasury AB (Sweden)	0.641	9/10/12	600,000	599,573

Volvo Treasury AB (Sweden)	0.631	9/4/12	725,000	724,569

Westar Energy, Inc.	0.450	8/13/12	800,000	799,880

Whirlpool Corp.	0.921	9/4/12	1,000,000	999,131

Xerox Corp.	0.773	8/6/12	1,150,000	1,149,850

Total commercial paper (cost $43,141,226)				$43,140,953

CERTIFICATES OF DEPOSIT (4.5%)*	Interest	Maturity	Principal
	rate (%)	date	amount	Value

Abbey National Treasury Services PLC/
Stamford, CT FRN	1.751	4/25/13	$300,000	$297,312

Bank of Montreal/Chicago, IL FRN (Canada)	0.911	10/3/13	500,000	501,854

Bank of Montreal/Chicago, IL FRN (Canada)	0.667	8/15/13	1,000,000	1,000,394

Bank of Nova Scotia/Houston FRN	0.998	1/27/14	300,000	300,011

Bank of Nova Scotia/Houston FRN	0.818	9/17/13	700,000	701,255

Bank of Nova Scotia/Houston FRN	0.668	9/12/13	400,000	399,736

Bank of Tokyo-Mitsubishi UFJ, Ltd. FRN (Japan)	0.817	9/4/12	327,000	326,504

Canadian Imperial Bank of Commerce/
New York, NY FRN (Canada)	0.661	10/1/12	500,000	500,218

Canadian Imperial Bank of Commerce/
New York, NY FRN (Canada)	0.658	12/11/12	300,000	300,246

Canadian Imperial Bank of Commerce/
New York, NY FRN (Canada)	0.439	10/15/12	350,000	350,011

Commonwealth Bank of Australia FRN (Australia)	1.705	1/17/14	350,000	352,831

DnB Bank ASA/New York FRN (Norway)	0.466	12/7/12	500,000	500,000

National Australia Bank, Ltd./New York
FRN (Australia)	1.647	1/30/14	500,000	502,712

National Bank Canada/New York FRN	0.537	2/13/13	1,000,000	1,000,362

Nordea Bank Finland PLC/New York FRN	0.946	2/6/13	233,000	233,256

Nordea Bank Finland PLC/New York FRN	0.901	4/5/13	175,000	175,059

Svenska Handelsbanken/New York, NY
FRN (Sweden)	1.018	9/25/13	1,000,000	1,000,592

Svenska Handelsbanken/New York, NY
FRN (Sweden)	0.918	3/18/13	150,000	150,213

Toronto-Dominion Bank/NY FRN (Canada)	0.475	10/19/12	100,000	99,994

Total certificates of deposit (cost $8,691,906)				$8,692,560

ASSET-BACKED COMMERCIAL PAPER (2.7%)*		Maturity	Principal
	Yield (%)	date	amount	Value

Alpine Securitization Corp. (Switzerland)	0.511	8/22/12	$200,000	$199,600

CAFCO, LLC	0.621	9/25/12	700,000	699,337

CAFCO, LLC	0.500	8/14/12	600,000	599,892

Chariot Funding, LLC	0.220	8/16/12	500,000	499,954

CHARTA, LLC	0.601	9/17/12	1,000,000	999,217

CIESCO-LP	0.550	9/10/12	480,000	479,707

CRC Funding, LLC	0.450	8/8/12	1,000,000	999,913

Govco, LLC	0.520	8/2/12	600,000	599,991

Manhattan Asset Funding Co., LLC (Japan)	0.316	8/20/12	200,000	199,963

Total asset-backed commercial paper (cost $5,277,915)				$5,277,574

MUNICIPAL BONDS AND NOTES (2.1%)*	Principal amount	Value

Albany, Indl. Dev. Agcy. Civic Fac. VRDN (Albany Institute
of History), Ser. A, 0.43s, 6/1/19	$400,000	$400,000

OH Hsg. Fin. Agcy. VRDN (Res. Mtge. Backed), Ser. E, GNMA
Coll., FNMA Coll., 1s, 9/1/38	1,000,000	1,000,000

Union Cnty., Indl. Dev. VRDN (Del-Tin Fiber, LLC), 0.99s, 10/1/27
(Suntrust Bank (LOC))	1,700,000	1,700,000

WI Hsg. & Econ. Dev. Auth. VRDN, Ser. D, 1 1/4s, 3/1/38	1,000,000	1,000,000

Total municipal bonds and notes (cost $4,100,000)		$4,100,000

ASSET-BACKED SECURITIES (0.8%)*	Principal amount	Value

Bear Stearns Asset Backed Securities Trust FRB Ser. 05-SD2,
Class 1A3, 0.639s, 2035	$184,875	$161,765

Chase Funding Mortgage Loan Asset-Backed Certificates
Ser. 04-2, Class 1A4, 5.323s, 2035	246,557	252,159
Ser. 04-1, Class 1A6, 4.266s, 2015	43,075	43,347

Countrywide Asset Backed Certificates
FRB Ser. 05-1, Class MV3, 0.726s, 2035	600,000	546,000
FRB Ser. 05-4, Class MV1, 0.699s, 2035	154,633	152,082
FRB Ser. 05-AB1, Class A3, 0.546s, 2035	180,669	155,375

Home Equity Asset Trust FRB Ser. 06-3, Class 2A3, 0.426s, 2036	231,433	227,105

Renaissance Home Equity Loan Trust FRB Ser. 07-3,
Class AV1, 1.146s, 2037	53,596	51,587

Total asset-backed securities (cost $1,565,810)		$1,589,420

MORTGAGE-BACKED SECURITIES (0.5%)*	Principal amount	Value

Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 07-PW17, Class A2, 5.574s, 2050 F	$4,891	$4,886
Ser. 05-PWR9, Class A2, 4.735s, 2042 F	58,676	59,917

Commercial Mortgage Pass-Through Certificates Ser. 06-C8,
Class A2B, 5.248s, 2046	83,268	83,556

CWCapital Cobalt Ser. 07-C3, Class A2, 5.731s, 2046	79,713	82,332

Federal National Mortgage Association Ser. 04-61, Class CO,
PO, zero %, 2031	4,008	3,994

Greenwich Capital Commercial Funding Corp.
Ser. 07-GG11, Class A2, 5.597s, 2049	116,467	119,491
Ser. 05-GG5, Class A2, 5.117s, 2037 F	71,435	71,465

GS Mortgage Securities Corp. II 144A FRB Ser. 03-C1,
Class J, 5.309s, 2040 F	129,000	129,582

LB-UBS Commercial Mortgage Trust Ser. 07-C1, Class A2,
5.318s, 2040	85,373	85,392

Morgan Stanley Capital I Ser. 07-HQ13, Class A2, 5.649s, 2044	57,588	57,982

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34,
Class A2, 5.569s, 2046	231,611	256,576

Total mortgage-backed securities (cost $930,770)		$955,173

REPURCHASE AGREEMENTS (0.3%)*	Principal amount	Value

Interest in $158,894,000 joint tri-party repurchase agreement dated 7/31/12 with UBS AG due 8/1/12 — maturity value
of $585,003 for an effective yield of 0.19% (collateralized
by various mortgage backed securities with a coupon rates
ranging from 3.00% to 3.50% and due dates ranging from
1/20/42 to 7/20/42, valued at $162,071,881)	$585,000	$585,000

Total repurchase agreements (cost $585,000)		$585,000

TOTAL INVESTMENTS

Total investments (cost $189,829,832)		$189,939,418

Key to holding’s abbreviations

FNMA Coll.	Federal National Mortgage Association Collateralized
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GNMA Coll.	Government National Mortgage Association Collateralized
LOC	Letter of Credit
MTN	Medium Term Notes
PO	Principal Only

VRDN        Variable Rate Demand Notes, which are floating-rate securities with long-term maturities, that carry coupons that reset every one or seven days. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 17, 2011 (commencement of operations) through July 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $192,548,954.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	69.9%	Norway	1.0%

United Kingdom	7.6	Denmark	0.8

Australia	5.6	Germany	0.8

Canada	5.3	Luxembourg	0.8

Sweden	4.1	Belgium	0.5

Netherlands	1.8	Other	0.4

Japan	1.4	Total	100.0%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$1,589,420	$—

Asset-backed commercial paper	—	5,277,574	—

Certificates of deposit	—	8,692,560	—

Commercial paper	—	43,140,953	—

Corporate bonds and notes	—	125,598,738	—

Mortgage-backed securities	—	955,173	—

Municipal bonds and notes	—	4,100,000	—

Repurchase agreements	—	585,000	—

Totals by level	$—	$189,939,418	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $189,829,832)	$189,939,418

Cash	500,227

Interest and other receivables	1,067,905

Receivable for shares of the fund sold	2,973,855

Receivable from Manager (Note 2)	97,740

Unamortized offering costs (Note 1)	33,510

Total assets	194,612,655

LIABILITIES

Payable for investments purchased	249,840

Payable for shares of the fund repurchased	1,522,438

Payable for investor servicing fees (Note 2)	4,856

Payable for custodian fees (Note 2)	4,829

Payable for Trustee compensation and expenses (Note 2)	58

Payable for administrative services (Note 2)	383

Payable for distribution fees (Note 2)	15,900

Payable for offering costs (Note 1)	160,937

Other accrued expenses	104,460

Total liabilities	2,063,701

Net assets	$192,548,954

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$192,369,378

Undistributed net investment income (Note 1)	34,275

Distributions in excess of gains on investments (Note 1)	35,715

Net unrealized appreciation of investments	109,586

Total — Representing net assets applicable to capital shares outstanding	$192,548,954

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($178,371,225 divided by 17,805,069 shares)	$10.02

Net asset value and offering price per class B share ($385,969 divided by 38,567 shares)*	$10.01

Net asset value and offering price per class C share ($2,054,341 divided by 205,287 shares)*	$10.01

Net asset value and redemption price per class M share ($212,492 divided by 21,209 shares)	$10.02

Net asset value, offering price and redemption price per class R share
($100,153 divided by 10,008 shares)	$10.01

Net asset value, offering price and redemption price per class R5 share
($10,012 divided by 998 shares)	$10.03

Net asset value, offering price and redemption price per class R6 share
($10,012 divided by 998 shares)	$10.03

Net asset value, offering price and redemption price per class Y share
($11,404,750 divided by 1,137,227 shares)	$10.03

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations For the period 10/17/11 (commencement of operations) to 7/31/12

INVESTMENT INCOME

Interest (net of foreign tax of $368) (including interest income of $494 from investments
in affiliated issuers) (Note 6)	$468,433

EXPENSES

Compensation of Manager (Note 2)	190,468

Investor servicing fees (Note 2)	8,718

Custodian fees (Note 2)	9,187

Trustee compensation and expenses (Note 2)	3,687

Administrative services (Note 2)	1,637

Distribution fees — Class A (Note 2)	49,378

Distribution fees — Class B (Note 2)	847

Distribution fees — Class C (Note 2)	4,513

Distribution fees — Class M (Note 2)	199

Distribution fees — Class R (Note 2)	395

Amortization of offering costs (Note 1)	127,427

Registration fees	48,275

Auditing	71,879

Other	21,149

Fees waived and reimbursed by Manager (Note 2)	(320,732)

Total expenses	217,027

Expense reduction (Note 2)	(112)

Net expenses	216,915

Net investment income	251,518

Net realized gain on investments (Notes 1 and 3)	35,715

Net unrealized appreciation of investments during the year	109,586

Net gain on investments	145,301

Net increase in net assets resulting from operations	$396,819

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

For the period 10/17/11
(commencement of
INCREASE IN NET ASSETS	operations) to 7/31/12

Operations:
Net investment income	$251,518

Net realized gain on investments	35,715

Net unrealized appreciation of investments	109,586

Net increase in net assets resulting from operations	396,819

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(199,887)

Class B	(165)

Class C	(988)

Class M	(491)

Class R	(81)

Class R5	(4)

Class R6	(4)

Class Y	(15,623)

Increase from capital share transactions (Note 4)	172,369,378

Total increase in net assets	172,548,954

NET ASSETS

Beginning of period (Note 5)	20,000,000

End of year (including undistributed net investment income of $34,275)	$192,548,954

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
	Net asset		Net realized							Ratio	investment
	value,		and unrealized	Total from	From			Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	(%)

Class A
July 31, 2012†	$10.00	.03	.02	.05	(.03)	(.03)	$10.02	.53*	$178,371	.32*	.37*	2*

Class B
July 31, 2012†	$10.00	.01	.01	.02	(.01)	(.01)	$10.01	.20*	$386	.63*	.05*	2*

Class C
July 31, 2012†	$10.00	.01	.01	.02	(.01)	(.01)	$10.01	.20*	$2,054	.63*	.07*	2*

Class M
July 31, 2012†	$10.00	.03	.02	.05	(.03)	(.03)	$10.02	.49*	$212	.36*	.32*	2*

Class R
July 31, 2012†	$10.00	.01	.01	.02	(.01)	(.01)	$10.01	.20*	$100	.63*	.02*	2*

Class R5
July 31, 2012††	$10.02	.01	— [e]	.01	— [e]	— [e]	$10.03	.13*	$10	.02*	.05*	2*

Class R6
July 31, 2012††	$10.02	.01	— [e]	.01	— [e]	— [e]	$10.03	.13*	$10	.02*	.05*	2*

Class Y
July 31, 2012†	$10.00	.04	.03	.07	(.04)	(.04)	$10.03	.67*	$11,405	.24*	.47*	2*

* Not annualized.

† For the period October 17, 2011 (commencement of operations) to July 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

Class A	0.47%

Class B	0.47

Class C	0.47

Class M	0.47

Class R	0.47

Class R5	0.04

Class R6	0.04

Class Y	0.47

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

38	39

Notes to financial statements 7/31/12

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represents State Street Bank and Trust Company, references to “the SEC” represents the Securities and Exchange Commission and references to “Putnam Management” represents Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from October 17, 2011 (commencement of operations) through July 31, 2012.

Putnam Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities.

The fund offers class A, class B (only in exchange for class B shares of another Putnam fund), class C, class M, class R class R5, class R6 and class Y shares. The fund began offering class R5 and R6 shares on July 2, 2012. Each class of shares is sold without a front-end sales charge. Class A, class M, class R, class R5, class R6 and class Y shares also are generally not subject to a contingent deferred sales charge. Class B shares, which are only available through exchange of class B shares of another Putnam fund, convert to class A shares after approximately eight years after the original purchase date and are subject to a contingent deferred sales charge on certain redemptions. Class C shares obtained in an exchange for class C shares of another Putnam fund, have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. The expenses for class A, class B, class C, class M, and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class R5, class R6 and class Y shares are generally subject to the same expenses as class A, class B, class C, class M and Class R shares, but do not bear a distribution fee. Class R, class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million ($325 million prior to June 29, 2012) unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% (0.13% prior to June 29, 2012) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period ended, there were no temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund required no such reclassifications.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$113,349
Unrealized depreciation	(3,764)

Net unrealized appreciation	109,585
Undistributed ordinary income	34,275
Undistributed short-term gain	35,715
Cost for federal income tax purposes	$189,829,833

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $160,937 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds, except Putnam Money Market Liquidity Fund or any other Putnam funds that do not charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.500%	of the first $5 billion,
0.450%	of the next $5 billion,
0.400%	of the next $10 billion,
0.350%	of the next $10 billion,
0.300%	of the next $50 billion,
0.280%	of the next $50 billion,
0.270%	of the next $100 billion and
0.265%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2013, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.30% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $100,798 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $219,934 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $112 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $144, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 0.75%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.10%, 0.50%, 0.50%, 0.15% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of no monies in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A and class M shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,604,632 and $451,536, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 10/17/11
	(commencement of operations) to 7/31/12

Class A	Shares	Amount

Shares sold	21,437,881	$214,611,492

Shares issued in connection with
reinvestment of distributions	19,637	196,618

	21,457,518	214,808,110

Shares repurchased	(5,602,449)	(56,104,277)

Net increase	15,855,069	$158,703,833

	For the period 10/17/11
	(commencement of operations) to 7/31/12

Class B	Shares	Amount

Shares sold	34,033	$340,300

Shares issued in connection with
reinvestment of distributions	16	158

	34,049	340,458

Shares repurchased	(5,482)	(54,840)

Net increase	28,567	$285,618

	For the period 10/17/11
	(commencement of operations) to 7/31/12

Class C	Shares	Amount

Shares sold	329,544	$3,293,421

Shares issued in connection with
reinvestment of distributions	99	986

	329,643	3,294,407

Shares repurchased	(134,356)	(1,342,537)

Net increase	195,287	$1,951,870

	For the period 10/17/11
	(commencement of operations) to 7/31/12

Class M	Shares	Amount

Shares sold	11,373	$113,781

Shares issued in connection with
reinvestment of distributions	48	491

	11,421	114,272

Shares repurchased	(212)	(2,120)

Net increase	11,209	$112,152

	For the period 10/17/11
	(commencement of operations) to 7/31/12

Class R	Shares	Amount

Shares sold	1	$9

Shares issued in connection
with reinvestment of distributions	7	81

	8	90

Shares repurchased	—	—

Net increase	8	$90

	For the period 7/3/12
	(commencement of operations) to 7/31/12

Class R5	Shares	Amount

Shares sold	998	$10,000

Shares issued in connection with
reinvestment of distributions	—*	4

	998	10,004

Shares repurchased	—	—

Net increase	998	$10,004

	For the period 7/3/12
	(commencement of operations) to 7/31/12

Class R6	Shares	Amount

Shares sold	998	$10,000

Shares issued in connection with
reinvestment of distributions	—*	4

	998	10,004

Shares repurchased	—	—

Net increase	998	$10,004

	For the period 10/17/11
	(commencement of operations) to 7/31/12

Class Y	Shares	Amount

Shares sold	2,350,615	$23,554,193

Shares issued in connection with
reinvestment of distributions	1,011	10,141

	2,351,626	23,564,334

Shares repurchased	(1,224,399)	(12,268,527)

Net increase	1,127,227	$11,295,807

* Represents less than 1 share.

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Value at end of the
	Shares owned	Percentage of ownership	reporting period

Class A	1,956,059	10.99%	$19,599,712

Class B	10,008	25.95	100,181

Class C	10,008	4.88	100,181

Class M	10,028	47.28	100,478

Class R	10,008	100.00	100,153

Class R5	999	100.00	10,012

Class R6	999	100.00	10,012

Class Y	10,038	0.88	100,679

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on October 17, 2011. Prior to October 17, 2011, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$19,500,000	1,950,000

Class B	100,000	10,000

Class C	100,000	10,000

Class M	100,000	10,000

Class R	100,000	10,000

Class Y	100,000	10,000

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $494 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $33,761,233 and $33,761,233, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Robert R. Leveille
Putnam Investment	Barbara M. Baumann	Vice President and
Management, LLC	Charles B. Curtis	Chief Compliance Officer
One Post Office Square	Robert J. Darretta
Boston, MA 02109	Katinka Domotorffy	Michael J. Higgins
	John A. Hill	Vice President and Treasurer
Investment Sub-Manager	Paul L. Joskow
Putnam Investments Limited	Elizabeth T. Kennan	Janet C. Smith
57–59 St James’s Street	Kenneth R. Leibler	Vice President,
London, England SW1A 1LD	Robert E. Patterson	Principal Accounting Officer,
	George Putnam, III	and Assistant Treasurer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	W. Thomas Stephens	Susan G. Malloy
One Post Office Square		Vice President and
Boston, MA 02109	Officers	Assistant Treasurer
Robert L. Reynolds
Custodian	President	James P. Pappas
State Street Bank		Vice President
and Trust Company	Jonathan S. Horwitz
	Executive Vice President,	Mark C. Trenchard
Legal Counsel	Principal Executive Officer,	Vice President and
Ropes & Gray LLP	and Compliance Liaison	BSA Compliance Officer

Independent Registered	Steven D. Krichmar	Judith Cohen
Public Accounting Firm	Vice President and	Vice President, Clerk, and
KPMG LLP	Principal Financial Officer	Associate Treasurer

Trustees	Robert T. Burns	Nancy E. Florek
Jameson A. Baxter, Chair	Vice President and	Vice President, Proxy
Liaquat Ahamed	Chief Legal Officer	Manager, Assistant Clerk, and
Associate Treasurer

This report is for the information of shareholders of Putnam Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN736
276383 9/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2012*	$62,909	$--	$7,000	$-

* For the period October 17, 2011 (commencement of operations) to July 31, 2012.

For the fiscal year ended July 31, 2012 , the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 7,000, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31,

2012*	$ -	$ -	$ -	$ -

* For the period October 17, 2011 (commencement of operations) to July 31, 2012.

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: September 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2012